UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

DATE OF REPORT (Date of Earliest Event Reported): October 24, 2005

Granite Broadcasting Corporation

(Exact name of registrant as specified in its charter)

Commission File No. 0-19728

Delaware	13-3458782
(State or other Jurisdiction of incorporation)	(I.R.S. Employer
Identification No.)

767 Third Avenue, 34th Floor
New York, New York 10017
(212) 826-2530
(Address, including Zip Code, and Telephone Number,
including Area Code of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report.)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)                                 Election of Directors.

Effective October 24, 2005, Eugene I. Davis and Kirk W. Aubry were elected to the Board of Directors of Granite Broadcasting Corporation (the “Company”) by the holders of a majority of the shares of the Company’s 12-3/4% Cumulative Exchangeable Preferred Stock (the “Preferred Stock”) by written consent pursuant to the terms and conditions of the Certificate of Designations of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights of the Preferred Stock.

A copy of the Company’s press release announcing the election of the two new directors is furnished herewith as Exhibit 99.

Item 9.01. Financial Statements and Exhibits.

(c)           Exhibits

Exhibit No.             Description of Exhibit

99                            Granite Broadcasting Corporation Press Release dated October 26, 2005

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE BROADCASTING CORPORATION

Dated: October 27, 2005	By:	/s/ Lawrence I. Wills
Lawrence I. Wills
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Granite Broadcasting Corporation Press Release dated October 26, 2005